UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022 (July 26, 2022)

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street
Bristol
Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2022, Barnes Group Inc. ("the Company") issued a press release announcing the financial results of operations for the second quarter and six months ended June 30, 2022. A copy is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information in this Current Report on Form 8-K and the exhibit attached hereto, as it pertains to this Item 2.02 herein, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 2.05
Costs Associated with Exit or Disposal Activities.

On July 26, 2022, the Company authorized restructure actions (“Actions”) focused on the consolidation of manufacturing sites and a number of branch offices, and changes in infrastructure to eliminate certain roles across a number of locations within the Industrial segment businesses. The pretax charges associated with the Actions are expected to approximate $24 million, with approximately $17 million of the charges being recorded in the second half of 2022, primarily through operating profit. Of the aggregate amount, approximately $10 million relates to employee termination costs, primarily employee severance and other termination benefits, and are to be paid in cash, and approximately $14 million relates to other associated costs, of which approximately $5 million are to be paid in cash, with the balance being non-cash charges inclusive of accelerated depreciation of assets. The Actions are expected to be completed in 2023. The Company anticipates annualized cost savings of approximately $14 million from the Actions.

On July 29, 2022, a press release relating to the foregoing was issued by the Company and is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future operating and financial performance and financial condition, and often contain words such as "anticipate," "believe," "expect," "plan," "estimate," "project," “ continue,” “will,” “should,” “may,” and similar terms. These forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. These include, among others: the Company’s ability to manage economic, business and geopolitical conditions, including global price inflation and shortages impacting the availability of materials; the duration and severity of the COVID-19 pandemic, and governments’ responses to the pandemic such as regional lockdowns, including their impacts across our business on demand, supply chains, operations and liquidity; the failure to successfully negotiate collective bargaining agreements or potential strikes, work stoppages or other similar events; the failure to achieve anticipated cost savings associated with the workforce reductions and other restructuring actions discussed herein (the “Plan”); the ability to successfully execute the Plan; higher than anticipated costs in implementing the Plan; the preliminary nature of our cost and savings estimates related to the Plan, including the timing of such charges and savings, which are subject to change as the Company makes decisions and refines estimates over time; timing delays in implementing the Plan; our ability to realize all of the cost savings and benefits anticipated in connection with the Plan; management and employee distraction resulting from the Plan; and other risks and uncertainties described in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by the Company, including, among others, those in the Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors sections of the Company's filings. The Company assumes no obligation to update its forward-looking statements.

Item 2.06
Material Impairments.

The Company completes its annual goodwill impairment assessment during the second quarter of each year as of April 1. Based on our assessment as of April 1, the estimated fair value of the Automation reporting unit, which represents the 2018 acquisition of Gimatic, exceeded its carrying value, while the estimated fair value of each of the remaining reporting units significantly exceeded their carrying values. In connection with the assessment of the Automation reporting unit, management evaluated worsening macro-economic conditions, which materialized during the second quarter of 2022, impacting Automation performance and outlook and resulting in a triggering event. Management revised its cash flow projections and the weighted average cost of capital used to estimate the fair value and determined that the estimated fair value for the Automation reporting unit declined below its carrying value, resulting in a non-cash goodwill impairment charge of $68.2 million. The goodwill impairment charge was recorded during the three-month period ended June 30, 2022.

On July 29, 2022, a press release relating to the foregoing was issued by the Company and is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1: Press Release issued July 29, 2022, announcing the financial results of operations for the second quarter and six months ended June 30, 2022, the Automation goodwill impairment and Industrial restructuring actions.

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release, dated July 29, 2022.
Exhibit 104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2022	BARNES GROUP INC.
(Registrant)

	By:	/s/ JULIE K. STREICH
Julie K. Streich Senior Vice President, Finance and Chief Financial Officer